Filed pursuant to Rule 497(e)

File Nos. 333-260030 and 811-23746

DOUBLELINE ETF TRUST

Supplement dated July 27, 2026 to the

Statement of Additional Information (the “SAI”),

as supplemented or amended from time to time, of each Fund listed on Schedule A

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective July 27, 2026 (the “Effective Date”), The Bank of New York Mellon will begin serving as the Funds’ administrator, custodian and transfer agent, replacing J.P.Morgan Chase Bank, N.A. The following changes are each as of the Effective Date:

1.	The first paragraph under the section entitled “ADMINISTRATION AGREEMENT” in the SAI is hereby replaced in its entirety with the following:

ADMINISTRATION AGREEMENT

The Bank of New York Mellon (the “Administrator”) serves as the administrator of the Trust pursuant to a Fund Administration and Accounting Agreement with the Trust (the “Administration Agreement”). Under the Administration Agreement, the Administrator receives a fee from the Funds as part of an agreement for services performed as Administrator and fund accountant. The Administrator provides certain accounting and administrative services to the Trust, including, among other things, valuation support and computation accounting services; financial reporting; tax services; and regulatory administration services.

2.	The section titled “TRANSFER AGENT” in the SAI is hereby replaced in its entirety with the following:

TRANSFER AGENT

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, serves as transfer agent for the Trust.

3.	The section titled “CUSTODIANS” in the SAI is hereby replaced in its entirety with the following:

CUSTODIAN

The Bank of New York Mellon, located at 240 Greenwich Street, New York, New York 10286, serves as custodian for each of the Funds and is responsible for maintaining custody of the Funds’ cash and investments. Pursuant to the terms of the Custody Agreement between the Trust and the Custodian, the Custodian may delegate certain of its responsibilities, including its responsibility to establish and maintain arrangements with foreign custodians, to a sub-custodian. The Custodian also establishes the Funds’ foreign custody arrangements. Certain brokers may be engaged as futures commission merchants by the Funds from time to time and could be deemed to have custody over a Fund’s assets.

Schedule A

Fund	Date of Prospectus and SAI
DoubleLine Opportunistic Core Bond ETF	February 2, 2026
DoubleLine Commercial Real Estate Debt ETF	February 2, 2026
DoubleLine Mortgage ETF	February 2, 2026
DoubleLine Multi-Sector Income ETF	February 2, 2026
DoubleLine Asset-Backed Securities ETF	February 2, 2026
DoubleLine Ultrashort Income ETF	March 29, 2026
DoubleLine Securitized Credit ETF	July 20, 2026
DoubleLine Shiller CAPE® U.S. Equities ETF	February 2, 2026
DoubleLine Fortune 500 Equal Weight ETF	February 2, 2026
DoubleLine Commodity Strategy ETF	February 2, 2026

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE